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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
    Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 12, 1998


                               NETWORK SIX, INC.
            (Exact name of registrant as specified in its charter)


                          Commission File No. 0-21038


        Rhode Island                                                 05-036-6090
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                475 Kilvert Street, Warwick, Rhode Island 02886
         (Address of principal executive offices, including zip code)


                                (401) 732-9000
             (Registrant's telephone number, including area code)


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Item 5.    Other Events

           The January 12, 1998 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7(c). Exhibits

           99  Press Release, dated January 12, 1998, of Network Six, Inc.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Network Six, Inc.
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                                       (Registrant)


Date: February 2, 1998                 By:  /s/ Dorothy M. Cipolla
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                                            Dorothy M. Cipolla
                                            Chief Financial Officer




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                               Network Six, Inc.
                          Current Report on Form 8-K
                            Dated February 2, 1998

                                 Exhibit Index

Exhibit
  No.                             Exhibits
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  99              Press Release dated January 12, 1998